SECURITIES AND EXCHANGE COMMISSION
                                           WASHINGTON D.C. 20549

                                                __________


                                                 FORM 8-K

                                              CURRENT REPORT
                                                PURSUANT TO
                                          SECTION 13 or 15(d) OF
                                    THE SECURITIES EXCHANGE ACT OF 1934

                           DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
June 29, 1998


                              LAMINAIRE CORPORATION
                  (Formerly THERMO-MIZER ENVIRONMENTAL CORP.)
           -----------------------------------------------------------------
                  (Exact name of Registrant as specified in charter)


      DELAWARE                    33-87284-N4                 22-2312917
  -----------------------------------------------------------------------------
   (State or other              (Commission              (I.R.S Employer
      jurisdiction                 File Number)               Identification
    of incorporation)                                             Number)



      960 East Hazelwood Avenue, Rahway,  New Jersey               07065
  --------------------------------------------------------     ----------
         (Address of Principal Executive Offices)              (Zip Code)



                                  732-381-8200
                  -------------------------------------------------
                 Registrant's Telephone number including area code

ITEM 5.  Other Items


     On June 29, 1998, the shareholders of the Company effected a four-for-one reverse stock split of the outstanding shares of Common Stock effective June 29, 1998. The shareholders also approved a change in the Company's name to Laminaire Corporation.

     On July 16, 1998, the Nasdaq Stock Market Inc. notified the Company that the Company's Common Stock and Redeemable Common Stock Purchase Warrants were being delisted from the Nasdaq Small-Cap Market effective July 16, 1998. Since such date, the Company's Common Stock and Redeemable Common Stock Purchase Warrants have been traded in the Over-the-Counter Bulletin Board under the symbols THMZ and THMZW, respectively. The Company's Common Stock and Redeemable Common Stock Purchase Warrants will continue to be listed on a national securities exchange, the Boston Stock Exchange, under the symbols THM and THMW.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  LAMINAIRE CORPORATION
                     (Formerly Thermo-Mizer Environmental Corp.)


                                      /s/ Gerard Gallagher
                                       ------------------------------------
                                         By: Gerard M. Gallagher
                                         Vice President


Date: August 3, 1998